Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mesoblast Limited (the “Company”) on Form 20-F for the year ended June 30, 2017 as filed on the date hereof (the “Report”) ”), I, Silviu Itescu, Chief Executive Officer for the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge: I, Silviu Itescu, certify that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 30, 2017	By:	/s/ Silviu Itescu
Silviu Itescu
Chief Executive Officer